UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  November 2, 2006

MOTHERS WORK, INC.
(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street
Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition

On November 2, 2006, Mothers Work, Inc. (the “Company”) issued a press release reporting sales for October 2006 and providing updated guidance information related to earnings for its quarter ended September 30, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.   The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 8.01.  Other Events

On November 2, 2006, the Company issued a press release announcing that the Company will redeem $25,000,000 face value of its outstanding 11¼% Senior Notes at a price of 105.625% of face value (plus accrued interest) pursuant to the optional redemption provisions of the indenture of the Senior Notes.  This redemption was approved by the Company’s Board of Directors.  The redemption date will be on or about Friday, December 8, 2006.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press release of Mothers Work, Inc. issued November 2, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: November 3, 2006	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Mothers Work, Inc. issued November 2, 2006